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                                                                    Exhibit 10.5



                             ABINGTON BANCORP, INC.

                  INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

















                                                      As amended and restated
                                                      Effective January 31, 1997
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                             ABINGTON BANCORP, INC.

                  Incentive and Nonqualified Stock Option Plan


SECTION 1. PURPOSE

         This Incentive and Nonqualified Stock Option Plan (the "Plan") is intended as a performance incentive for directors, officers and employees of Abington Bancorp, Inc.(the "Company") or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to the Company or its Subsidiaries, to enable the persons to whom options are granted (the "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1954, as amended (the "Code") and nonqualified stock options ("Nonqualified Options") under the Plan. The term "Subsidiaries" includes any corporations in which stock possessing 50 percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

         2.1 Options granted under the Plan may be either Incentive Options or Nonqualified Options.

         2.2 The Plan shall be administered by a committee (the "Option Committee") of not less than three directors appointed by the Board of Directors of the Company. None of the members of the Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that the Plan shall be administered, in accordance with the provisions of
Section 4 hereof, by "disinterested administrators" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"). The Committee so selected shall exercise all powers under the Plan and shall continue in office until other action is taken by the Board of Directors. Action by the Option Committee shall require the affirmative vote of a majority of all its members.

         2.3 Subject to the terms and conditions of the Plan, the Option Committee shall have the power:

                  (a) To determine from time to time the options to be granted to eligible persons under the Plan, to prescribe the terms and provisions (which need not be identical) of each option granted under the Plan to such persons, and to recommend to the Board of Directors for its approval the grant of options;

                  (b) To construe and interpret the Plan and options granted thereunder and to


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         establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Option Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and Optionees; and

                  (c) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3. STOCK

         3.1 The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.10 per share (the "Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 230,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section 7 hereof.

         3.2 Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

SECTION 4. ELIGIBILITY

         4.1 Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board of Directors who are also employees of the Company or its Subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board of Directors (regardless of whether they are also employees) and to certain other individuals providing services to the Company or its Subsidiaries.

         4.2 No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 425(d) of the Code) more than ten percent (l0%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "greater-than-ten-percent stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than one hundred ten percent (ll0%) of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five (5) years from the date it is granted.

         4.3 The aggregate fair market value (determined at the time the Incentive Option is


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granted) of the stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 425 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitations shall be clearly and specifically designated as not being an Incentive Option.

SECTION 5. TERMS OF THE OPTION AGREEMENTS

         Each option agreement shall contain such provisions as the Option Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

         5.1 Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of a greater-than-ten-percent stockholder).

         5.2 Exercise.

                  5.2.1 Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Option Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

                  5.2.2 In the event of a Change in Control of the Company (as defined in Section 5.6 below), all options outstanding as of the date of such Change in Control shall become immediately exercisable.

         5.3 Purchase Price. The purchase price per share of the Common Stock under each option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be determined by the Option Committee.

         5.4 Transferability of Options. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

         5.5 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof,
(ii) the Company shall have issued and delivered the shares of the Optionee, and
(iii) the Optionee's name shall have been entered as a



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stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         5.6 Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred in either of the following events:

         (i) if there has occurred a change in control which the Company would be required to report in response to Item 1 of Form 8-K promulgated under the 1934 Act, or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes, or (ii) when any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company, as the case may be, and in the case of (i) or (ii) above, the Board of Directors of the Company has not consented to such event by a two-thirds vote of all of the members of such Board of Directors prior to such event. In addition, a Change in Control shall be deemed to have occurred if, as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction will cease to constitute a majority of the Board of Directors of the Company or of any successor institution.

SECTION 6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

         6.1 Any option granted under the Plan may be exercised by the Optionee by delivering to the Option Committee on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

         6.2 Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either in (i) cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or
(ii) if authorized by the applicable option agreement, shares of Common Stock of the Company having a fair market value, determined as provided in Section 5.4 hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock, or (iii) with the consent of the Option Committee, a combination of (i) and (ii). For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in accordance with procedures adopted by the Board of Directors. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the



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Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

SECTION 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         7.1 The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         7.2 If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

         7.3 Adjustments under this Section 7 shall be determined by the Option Committee and such determinations shall be conclusive. The Option Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

         7.4 Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then



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subject to outstanding options.

SECTION 8. EFFECT OF CERTAIN TRANSACTIONS

         8.1 After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such option shall be so exercised.

         8.2 If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board of Directors may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or
(iii) all outstanding options may be cancelled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board of Directors shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

SECTION 9. RELEASE OF FINANCIAL INFORMATION

         A copy of the Company's annual report to stockholders shall be delivered to each Optionee at the time such report is distributed to the Company's stockholders. Upon request, the Company shall furnish to each Optionee a copy of its most recent annual report and each quarterly report and current report filed under the 1934 Act since the end of the Company's prior fiscal year.


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SECTION 10. AMENDMENT OF THE PLAN

         The Board of Directors may amend the Plan at any time, and from time to time, subject to any required regulatory approval and to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

         (a) increase the number of shares of Common Stock as to which options may be granted under the Plan;

         (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

         (c) change the minimum option price; or

         (d) increase the maximum term of options provided herein.

         Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 11. NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

         12.1 The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Option Committee.

         12.2 The Plan shall be governed by Massachusetts law, except to the extent that such law is preempted by federal law.



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         12.3 The Plan is intended to comply with Rule 16b-3 under the 1934 Act.
Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

SECTION 13. EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

         The Plan shall become effective upon commencement of the public offering in connection with the conversion of Abington Savings Bank (the "Bank") to a stock form bank, or, if no public offering is held, immediately prior to the consummation of the conversion, provided, however, that the Plan shall be subject to (i) the approval of the Bank's stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date and (ii) the approval of the Commissioner of Banks of The Commonwealth of Massachusetts if required by applicable law or regulation. No options granted under the Plan prior to such regulatory and stockholder approvals may be exercised until such approvals have been obtained. No option may be granted under the Plan after the tenth anniversary of the effective date of the Plan.



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